                                                              New York, New York

To the Underwriters
named in Schedule II hereto


Dear Sirs:

         Masco Corporation, a Delaware corporation (the "Company"), proposes to issue its Securities described in Schedule I hereto (the "Securities") to be issued pursuant to the provisions of the Indenture relating thereto listed in
Schedule I hereto (the "Indenture"), between the Company and the Trustee named in Schedule I hereto (the "Trustee"). The Company has filed with the Securities and Exchange Commission (the "Commission"), and there has become effective, a registration statement (the file number of which is set forth in Schedule I hereto), including a prospectus, relating to the Securities. The registration statement as amended to the date of this Agreement is hereinafter referred to as the "Registration Statement", and the prospectus as amended to the date of this Agreement (other than as amended by prospectus supplements relating to securities other than the Securities) (the "Base Prospectus") and as amended by a prospectus supplement (the "Prospectus Supplement") relating to the Securities to be filed pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"), is hereinafter referred to as the "Prospectus" (including in each case documents incorporated by reference). The term preliminary prospectus means a preliminary prospectus supplement (including any amendments or supplements thereto) specifically relating to the Securities, together with the Base Prospectus. The term free writing prospectus has the meaning set forth in Rule 405 under the Act. The term issuer free writing prospectus has the meaning set forth in Rule 433 under the Act. The time when sales of Securities are first made is referred to as the "Time of Sale". The term Time of Sale Prospectus means the Base Prospectus and preliminary prospectus, if any, together with the term sheet as set forth in Schedule IV hereto. As used herein, the terms "Base Prospectus", "Prospectus", "preliminary prospectus" and "Time of Sale Prospectus" shall include in each case the documents, if any, incorporated by reference therein. The terms "supplement", "amendment" and "amend" as used herein shall include all documents deemed to be incorporated by reference in the Prospectus that are filed subsequent to the date of the Base Prospectus by the Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act").

                                       I.

         The Company hereby agrees to sell to the several Underwriters named in
Schedule II hereto (the "Underwriters"), and the Underwriters, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agree to purchase from the Company, severally and not jointly, the principal amounts of Securities set forth opposite their names in Schedule II hereto, less their respective amounts, if any, of Contract Securities (as hereinafter defined), determined as provided below, at the respective purchase prices set forth in Schedule II hereto, plus accrued interest, if any, from the date set forth in Schedule I hereto to the date of payment and delivery. Securities to be purchased by the Underwriters are hereinafter called "Underwriters' Securities"; Securities to be purchased pursuant to delayed delivery contracts as herein provided are hereinafter called "Contract Securities".

         If so indicated in Schedule I hereto, the Company hereby authorizes the Underwriters to solicit offers to purchase Contract Securities on the terms and subject to the conditions set forth herein pursuant to delayed delivery contracts substantially in the form of Schedule III attached hereto but with such changes therein as the Company may authorize or approve ("Delayed Delivery Contracts"). Delayed Delivery Contracts are to be with institutional investors approved by the Company and of the types set forth in the Prospectus. The aggregate principal amount of Contract Securities shall not exceed the amount set forth in Schedule I hereto. On the Closing Date (as defined in Article III hereof) the Company will pay to you as compensation, for the accounts of the Underwriters, the fees specified in Schedule I hereto in respect of all Contract Securities. The Underwriters may pay to dealers the commission specified in
Schedule I hereto in respect of Securities for which Delayed Delivery Contracts are arranged by such dealers. The Underwriters will not have any responsibility in respect of the validity or the performance of Delayed Delivery Contracts.

         The deduction for the Contract Securities referred to in the first paragraph of this Article I shall become effective upon execution and delivery by the Company and the several institutional investors of the Delayed Delivery Contracts, and such deduction shall be in the amount which shall bear the same proportion to the total principal amount of Contract Securities as the principal amount of Underwriters' Securities set forth opposite the name of the respective Underwriter bears to the aggregate principal amount of Underwriters' Securities set forth in Schedule I hereto, except to the extent that you determine that such deduction shall be otherwise than in such proportions and so advise the Company in writing.

                                      II.

         The Company is advised by you that the Underwriters propose to make a public offering of their respective portions of the Underwriters' Securities as soon after this Agreement is entered into as in your judgment is advisable (unless the timing of the offering is otherwise described in Schedule I hereto). The terms of the public offering of the Underwriters' Securities are as specified in
Schedule I hereto.

                                      III.

         Payment for the Underwriters' Securities shall be made by wire transfer of immediately available funds to an account specified by the Company, on the date and at the time specified in Schedule I hereto, upon delivery to you for the respective accounts of the several Underwriters of the Underwriters' Securities registered in such names and in such denominations as you shall request in writing not later than 1:30 P.M., New York City time on the second business day prior to the date of delivery. The time and date of such payment and delivery are herein referred to as to the Closing Date.

                                      IV.

         The several obligations of the Underwriters hereunder are subject to the following conditions:

                        (a) No stop order suspending the effectiveness of the
                  Registration Statement shall be in effect and no proceedings for such purpose shall be pending before or be threatened by the Commission and there shall have been no material adverse change (not in the ordinary course of business) in the condition of the Company and its subsidiaries taken as a whole from that set forth in the Registration Statement, the Time of Sale Prospectus and the Prospectus; and you shall have received on the Closing Date a certificate, dated the Closing Date and signed by the Chairman of the Board, the President or a Vice President of the Company, to the foregoing effect. The officer making such certificate may rely upon the best of his knowledge as to proceedings pending or threatened.

                        (b) You shall have received on the Closing Date an
                  opinion dated the Closing Date, satisfactory to you and counsel for the Underwriters, of John R. Leekley, Senior Vice President and General Counsel of the Company, to the effect that:

                        (i) the Company is a corporation duly organized, validly
                  existing and in good standing under the laws of the State of Delaware, is authorized by its certificate of incorporation to transact the business in which it is engaged and is duly registered and qualified to conduct the business in which it is engaged and is in good standing in each jurisdiction in which its failure so to register or qualify would materially adversely affect the results of operations or financial condition of the Company and its subsidiaries, taken as a whole;

                        (ii) all the outstanding shares of capital stock of
                  Masco Corporation of Indiana and Behr Holdings Corporation have been duly authorized and validly issued and are fully paid and non-assessable; all of the outstanding limited liability company interests of Merillat Industries, LLC have been duly authorized and validly issued; and all such outstanding shares of capital stock and limited liability company interests are owned directly or indirectly by the Company free and clear of all liens or encumbrances;

                        (iii) the Indenture has been duly authorized, executed
                  and delivered by the Company and is a valid and binding agreement of the Company in accordance with its terms and has been qualified under the Trust Indenture Act of 1939, as amended;

                        (iv) the Securities have been duly authorized and, when
                  executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters pursuant to this Agreement (or, in the case of Contract Securities, by institutional investors pursuant to Delayed Delivery Contracts), will be valid and binding obligations of the Company and will be entitled to the benefits of the Indenture;

                        (v) this Agreement has been duly authorized, executed
                  and delivered by the Company;

                        (vi) the Delayed Delivery Contracts, if any, have been
                  duly authorized, executed and delivered by the Company and are valid and binding agreements of the Company in accordance with their terms;

                        (vii) no authorization, consent or approval of, or
                  registration or filing with, any governmental or public body or regulatory authority is required on the part of the Company for the issuance of the Securities in accordance with the provisions of the Indenture or the sale of the Securities pursuant to this Agreement, other than registration of the Securities under the Act, qualification of the Indenture under the Trust Indenture Act of 1939, as amended, and compliance with the securities or Blue Sky laws of various jurisdictions;

                        (viii) the execution and delivery of the Indenture and
                  this Agreement, the issuance of the Securities in accordance with the provisions of the Indenture and the sale of the Securities pursuant to this Agreement do not result in any violation by the Company of any of the terms or provisions of any law or regulation, or of the certificate of incorporation or Bylaws of the Company, or, to the knowledge of such counsel, of any indenture, mortgage or other agreement or instrument by which the Company or any of its subsidiaries is bound;

                        (ix) the statements contained in the Time of Sale
                  Prospectus and the Prospectus under the captions "Description of Debt Securities" and "Description of Notes" (and "Delayed Delivery Arrangements", if any), insofar as such statements constitute summaries of the documents or matters referred to therein, fairly present the information called for with respect to such documents or matters;

                        (x) the Company is not an "ineligible issuer" in
                  connection with the offering pursuant to Rules 164, 405 and 433 under the Act. The Company has not made any offer relating to the Securities that would constitute a free writing prospectus other than the issuer free writing prospectus containing substantially the same terms as provided for in
                  Schedule IV hereto. Any such free writing prospectus as of its issue date complied in all material respects with the requirements of the Act and the rules and regulations thereunder and was filed with the Commission in accordance with the Act (to the extent required pursuant to Rule 433(d) thereunder).

                        (xi) such counsel does not know of any legal or
                  governmental proceeding required to be described in the Registration Statement, the Time of Sale Prospectus or the Prospectus which is not described as required, nor of any material contract or other material document required to be described in the Registration Statement, the Time of Sale Prospectus or the Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed as required;

                        (xii) the Registration Statement and the Prospectus and
                  any amendment or supplement thereto (except for the financial statements and other statistical and financial data included therein and except for supplements relating only to securities other than the Securities, as to which such counsel need not express an opinion) comply as to form in all material respects with the requirements of the Act, and such counsel has no reason to believe (A) that (except as aforesaid and except for the Statements of Eligibility on Form T-1 furnished by the Trustees and filed as exhibits to the Registration Statement) the Registration Statement, as of the date of this Agreement and as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (B) that (except for the financial statements and other statistical and financial data included therein and except for supplements relating only to securities other than the Securities, as to which such counsel need not express an opinion) the Time of Sale Prospectus, as of the Time of Sale, or the Prospectus, as of its date and as of the Closing Date, contained any untrue statement of material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and

                        (xiii) such counsel believes that the documents
                  incorporated by reference in the Registration Statement, the Time of Sale Prospectus and the Prospectus and any supplements or amendments thereto (except for the financial statements and other statistical and financial data included therein as to which such counsel need not express an opinion) complied when so filed as to form in all material respects with the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the rules and regulations thereunder.

                  In rendering such opinion (A) such counsel may rely to the extent such counsel deems appropriate on the opinion of other counsel reasonably satisfactory to you and (B) with respect to clauses (xii) and (xiii) of this paragraph (b), such counsel may state that his opinion and belief is based upon his participation in the preparation of the Registration Statement, the Time of Sale Prospectus, and the Prospectus and any amendment and supplement thereto and review and discussion of the contents thereof, but without independent check or verification except as specified in such opinion.

                        (c) You shall have received on the Closing Date an
                  opinion, dated the Closing Date, of Davis Polk & Wardwell, counsel for the Underwriters, as to the matters referred to in clauses (iii), (iv), (v), (ix) and (xii) of the foregoing paragraph (b), provided that with respect to clause (xii) of the foregoing paragraph (b) such counsel may state that their opinion and belief are based upon their participation in the preparation of the Registration Statement, the Time of Sale Prospectus, and the Prospectus and any amendments or supplements thereto (other than documents incorporated by reference) and review and discussion of the contents thereof (including documents incorporated by reference), but without independent check or verification except as specified in such opinion.

                        (d) You shall have received a letter addressed to you
                  and dated the Closing Date of PricewaterhouseCoopers LLP, an independent registered public accounting firm, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in or incorporated by reference into the Registration Statement, the Time of Sale Prospectus, and the Prospectus.

                        (e) The Company shall not have failed on or prior to the
                  Closing Date to have performed or complied with any of the agreements herein contained and required to be performed or complied with by it on or prior to the Closing Date, and all of the representations and warranties of the Company contained herein shall be true and correct in all material respects on and as of the date hereof and as of the Closing Date as if made on and as of the Closing Date.

                                       V.

         In further consideration of the agreements of the Underwriters herein contained, the Company covenants as follows:

                        (a) To furnish to each of you without charge two copies
                  of the Registration Statement (including exhibits and documents incorporated by reference) and, during the period mentioned in paragraph (c) below, as many copies of the Prospectus and any amendments or supplements thereto prepared pursuant to paragraph (c) below as you may reasonably request.

                        (b) To prepare and file (or mail for filing) with the
                  Commission pursuant to Rule 424 under the Act, as promptly as practicable after the execution of this Agreement, a prospectus supplement setting forth such information as is necessary so that the Prospectus, when delivered to a purchaser of the Securities, will comply with law and, before amending the Registration Statement or supplementing the Time of Sale Prospectus or the Prospectus with respect to the Securities, to furnish you a copy of each such proposed amendment or supplement.

                        (c) If the Time of Sale Prospectus is being used to
                  solicit offers to buy the Securities at a time when the Prospectus is not yet available to prospective purchasers and any event shall occur as a result of which it is necessary to amend or supplement the Time of Sale Prospectus in order to make the statements therein, in the light of the circumstances existing at the time, not misleading, or if any event shall occur as a result of which any free writing prospectus included as part of the Time of Sale Prospectus conflicts with the information contained in the Registration Statement then on file, the Company shall forthwith prepare and furnish, at its expense, to the Underwriters and to the dealers (whose names and addresses you will furnish to the Company), either amendments or supplements to the Time of Sale Prospectus so that the statements in the Time of Sale Prospectus as so amended or supplemented will not, in the light of the circumstances existing at the time, be misleading or so that any free writing prospectus which is included as part of the Time of Sale Prospectus, as amended or supplemented, will no longer conflict with the Registration Statement.

                        (d) If, during such period after the first date of the
                  public offering of the Securities as in the opinion of your counsel a prospectus is required by law to be delivered in connection with sales by an Underwriter or dealer (including in circumstances where no physical delivery is required pursuant to Rule 172), any event shall occur as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus to comply with law, forthwith to prepare, file with the Commission (if required) and furnish, at its own expense, to the Underwriters and to the dealers (whose names and addresses you shall furnish to the Company) to which Securities may have been sold by you on behalf of the Underwriters and to any other dealers upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus will comply with law.

                        (e) To endeavor to qualify the Securities for offer and
                  sale under the securities or Blue Sky laws of such jurisdictions as you shall reasonably request and to pay all expenses (including fees and disbursements of counsel) in connection with such qualification and in connection with the determination of the eligibility of the Securities for investment under the laws of such jurisdictions as you may designate; provided that the Company shall not be required to qualify to do business in any jurisdiction where it is not now qualified or to take any action which would make it subject to general or unlimited service of process in any jurisdiction where it is not now so subject.

                        (f) To make generally available to its security holders
                  as soon as practicable an earnings statement (which need not be audited) covering a twelve-month period beginning with the first calendar quarter after the date of this Agreement which shall satisfy the provisions of Section 11(a) of the Act.

                        (g) To notify you not less than 48 hours prior to the
                  Closing Date of the principal amount of Contract Securities.

                        (h) Not to offer, sell, contract to sell or otherwise
                  dispose of for cash any debt securities of the Company substantially similar to the Securities during the period beginning on the date of this Agreement as indicated on
                  Schedule I hereto and continuing to and including the Closing Date, without your prior written consent.

                                      VI.

         The Company represents and warrants to each Underwriter that (a) each document filed by the Company pursuant to the Exchange Act which is incorporated by reference in the Time of Sale Prospectus or the Prospectus complied when so filed in all material respects with the Exchange Act and the rules and regulations thereunder, and each document, if any, hereafter filed and so incorporated by reference in the Time of Sale Prospectus or the Prospectus will comply when so filed in all material respects with the Exchange Act and such rules and regulations; (b) the Registration Statement, the Time of Sale Prospectus and the Prospectus comply, and the Registration Statement, the Time of Sale Prospectus and the Prospectus (and any amendments and supplements thereto, other than supplements relating only to securities other than the Securities) will on the Closing Date comply, in all material respects with the Act and the applicable rules and regulations of the Commission thereunder; (c) each preliminary prospectus, if any, relating to the Securities filed pursuant to Rule 424 under the Act complied when so filed in all material respects with the Act and the applicable rules and regulations thereunder; (d) each part of the Registration Statement at the time such part became effective and as of the date of the prospectus supplement relating to the Securities did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Time of Sale Prospectus, as of the Time of Sale, did not and on the Closing Date, will not, and the Prospectus (as amended or supplemented, other than by supplements relating only to securities other than the Securities), as of its date, did not, and on the Closing Date, will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; except that these representations and warranties do not apply to statements or omissions in the Registration Statement, the Time of Sale Prospectus or the Prospectus based upon information furnished to the Company in writing by or on behalf of any

Underwriter expressly for use therein or contained in the Statement of Eligibility on Form T-1 furnished by the Trustee and filed as an exhibit to the Registration Statement; and (e) the Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurances that (1) transactions are executed in accordance with management's general or specific authorization; (2) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (3) access to assets is permitted only in accordance with management's general or specific authorization; and (4) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences; and except as described in the Prospectus, (I) since June 30, 2006, nothing has come to the attention of management that would lead management to believe that a material weakness has existed at any time thereafter, and (II) since June 30, 2006, nothing has come to the attention of management that would lead management to believe that a change has occurred which has materially affected, or is reasonably likely to materially affect, the Company's internal control over financial reporting.

         The Company acknowledges and agrees that (a) the purchase and sale of the Securities pursuant to this Agreement, including the determination of the public offering price of the Securities and any related discounts and commissions, is an arm's-length commercial transaction between the Company, on the one hand, and the several Underwriters, on the other hand, (b) in connection with the offering contemplated hereby and the process leading to such transaction each Underwriter is and has been acting solely as a principal and is not an agent or fiduciary of the Company, or its stockholders, creditors, employees or any other party, (c) no Underwriter has assumed or will assume an advisory or fiduciary responsibility in favor of the Company with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company on other matters) and no Underwriter has any obligation to the Company with respect to the offering contemplated hereby except the obligations expressly set forth in this Agreement, (d) the Underwriters and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company, and (e) the Underwriters have not provided any legal, accounting, regulatory or tax advice with respect to the offering contemplated hereby and the Company has consulted its own legal, accounting, regulatory and tax advisors to the extent it deemed appropriate.

         The Company agrees that, unless it has or shall have obtained the prior written consent of the representatives set forth in Schedule I hereto (the "Representatives"), and each Underwriter, severally and not jointly, agrees with the Company that, unless it has or shall have obtained, as the case may be, the prior written consent of the Company, it has not made and will not make any offer relating to the Securities that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a "free writing prospectus" (as defined in Rule 405) required to be filed by the Company with the Commission or retained by the

Company under Rule 433, other than a free writing prospectus containing the information contained in the final term sheet, as set forth in Schedule IV hereto; provided that the prior written consent of the parties hereto shall be deemed to have been given in respect of the Free Writing Prospectus included in
Schedule IV hereto. Any such free writing prospectus consented to by the Representatives or the Company is hereinafter referred to as a "Permitted Free Writing Prospectus." The Company agrees that (x) it has treated and will treat, as the case may be, each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus and (y) it has complied and will comply, as the case may be, with the requirements of Rules 164 and 433 applicable to any Permitted Free Writing Prospectus, including in respect of timely filing with the Commission, legending and record-keeping.

         The Company agrees to indemnify and hold harmless each Underwriter, and each person, if any, controlling any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, against any and all losses, claims, damages, liabilities and reasonable expenses (including reasonable costs of investigation) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Time of Sale Prospectus (as amended or supplemented), any issuer free writing prospectus that the Company has filed or is required to file under Rule 433(d) under the Act or the Prospectus, or in any amendment or supplement thereto (if used within the period referred to in paragraph (c) of Article V hereof), or in any preliminary prospectus or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses are caused by any such untrue statement or omission or allegation thereof which has been made therein or omitted therefrom in reliance upon and in conformity with information (a) furnished in writing to the Company by or on behalf of any Underwriter expressly for use therein or (b) contained in the Statement of Eligibility and Qualification on Form T-1 furnished by the Trustee and filed as an exhibit to the Registration Statement.

         If any action or claim shall be brought or asserted against any Underwriter or any person so controlling an Underwriter in respect of which indemnity may be sought from the Company, such Underwriter or controlling person shall promptly notify the Company in writing, and the Company shall assume the defense thereof, including the employment of counsel and the payment of all expenses. Any Underwriter or any such controlling person shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Underwriter or such controlling person unless (a) the employment thereof has been specifically authorized by the Company in writing, (b) the Company has failed to assume the defense and employ counsel or (c) the named parties to any such action (including any impleaded parties) include both such Underwriter or such controlling person and the Company and such Underwriter or such controlling person shall have been advised by such counsel that there are one or more material legal defenses available to it which are different from or additional to those available to the Company (in which case the Company shall not have the right to assume the defense of such action on behalf of such Underwriter or such controlling person, it being understood, however, that the Company shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (other than local counsel, if required), at any time for all such Underwriters and controlling persons, which firm shall be designated in writing by you, and that all such reasonable fees and expenses shall be reimbursed as they are incurred). The Company shall not be liable for any settlement of any such action effected without its written consent, but if settled with the written consent of the Company, or if there be a final judgment for the plaintiff in any such action, the Company agrees to indemnify and hold harmless any Underwriter and any such controlling person from and against any loss or liability by reason of such settlement or judgment.

         Each Underwriter agrees to indemnify and hold harmless the Company and its directors and officers, and each person, if any, controlling any such person within the meaning of Section 15 of the Act or Section 20 of the Exchange Act to the same extent in the foregoing indemnity from the Company to each Underwriter, but only with respect to information relating to such Underwriter furnished to the Company in writing by it, or on its behalf, expressly for use in the Registration Statement, any preliminary prospectus, the Time of Sale Prospectus, any issuer free writing prospectus, the Prospectus, or in any amendment or supplement thereto. In case any action or claim shall be brought against the Company or its directors or officers or any such controlling person in respect of which indemnity may be sought against any Underwriter, such Underwriter shall have the rights and duties given to the Company, and the Company or its directors or officers or any such controlling person shall have the rights and duties given to the Underwriters by the preceding paragraph.

         If the indemnification provided for in this Article VI is unavailable to an indemnified party under the fourth or sixth paragraph of this Article VI in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (a) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Securities or (b) if the allocation provided by clause (a) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (a) above but also the relative fault of the Company on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of Securities (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Company on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Article VI were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities and expenses referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with defending any such action or claim. Notwithstanding the provisions of this Article VI, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this
Article VI are several in proportion to their respective underwriting obligations and not joint.

         The indemnity and contribution agreements contained in this Article VI and the representations and warranties of the Company set forth in this Agreement shall remain operative and in full force and effect, regardless of (a) any investigation made by or on behalf of any person, (b) acceptance of any Securities and payment therefor hereunder and (c) any termination of this Agreement. A successor of any Underwriter or of the Company or of its directors and officers or of any such controlling person, as the case may be, shall be entitled to the benefits of the indemnity, reimbursement and contribution agreements contained in this Article VI.

                                      VII.

         In the event that on or prior to the Closing Date, (a) trading on the New York Stock Exchange or the American Stock Exchange shall have been wholly suspended, (b) minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required, on the New York Stock Exchange or the American Stock Exchange, by the New York Stock Exchange or the American Stock Exchange or by order of the Commission or any other governmental authority having jurisdiction, (c) a banking moratorium shall have been declared by Federal or New York authorities, (d) a material disruption shall have occurred in commercial banking or securities settlement or clearance services in the United States or (e) an outbreak or escalation of hostilities or a declaration by the United States of a national emergency or war or other calamity or crisis shall have occurred since the execution of this Agreement which, in your judgment, makes it impractical or inadvisable to proceed with the completion of the sale of or any payment for the Securities, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or any time prior to, the Closing Date by you, without liability on the part of any Underwriter to the Company. Notice of such cancellation may be given to the Company by telegraph or telephone but shall be subsequently confirmed by letter.

                                     VIII.

         If any of you shall fail or refuse to purchase Underwriters' Securities which you have agreed to purchase hereunder, and the aggregate principal amount of Underwriters' Securities which such defaulting Underwriter agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of Securities, the other Underwriters shall be obligated, in the proportions which the principal amount of Securities set forth opposite their names in Schedule II hereto bears to the aggregate principal amount of Securities, or in such other proportions as you may specify, to purchase the Underwriters' Securities which such defaulting Underwriter agreed but failed or refused to purchase; provided, that in no event shall the principal amount of Securities which any Underwriter has agreed to purchase pursuant to Article I of this Agreement be increased pursuant to this paragraph by an amount in excess of one-ninth of such principal amount of Securities without the written consent of such Underwriter. If any of you shall fail or refuse to purchase Underwriters' Securities and the aggregate principal amount of Underwriters' Securities with respect to which such default occurs is more than said one-tenth of the aggregate principal amount of Securities and arrangements satisfactory to you and the Company for the purchase of such Underwriters' Securities are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Company. In any such case either you or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and the Prospectus or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of any such Underwriter under this Agreement.

         If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement, the Company will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the transactions contemplated hereby.

         The Agreement herein set forth has been and is made solely for the benefit of the several Underwriters and the Company and of the controlling persons, directors and officers referred to in Article VI hereof and their respective successors and assigns or personal representatives, and no other person shall acquire or have any right under or by virtue of this Agreement. The terms "successor" or "successors and assigns" as used in this Agreement shall not include a purchaser of any of the Securities from any of the several Underwriters in his or its status as such purchaser.

         This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

                                Very truly yours,

                                MASCO CORPORATION

                                By:   /s/ Richard A. Manoogian
                                      -------------------------------------
                                      Name: Richard A. Manoogian
                                      Title:  Chairman of the Board and
                                                      Chief Executive Officer

Accepted, as of the date set
forth in Schedule I hereto

Acting on behalf of themselves and the several Underwriters named in Schedule II hereto.

MERRILL LYNCH, PIERCE, FENNER & SMITH
                  INCORPORATED

By:/s/ David Portugal
   --------------------------------------------
      Name:  David Portugal
      Title:    Vice President


CITIGROUP GLOBAL MARKETS INC.

By:/s/ Jack D. McSpadden, Jr.
   --------------------------------------------
      Name:  Jack D. McSpadden, Jr.
      Title:    Managing Director


J.P. MORGAN SECURITIES INC.

By:/s/ Maria Sramek
   ----------------------------------------
      Name: Maria Sramek
      Title:   Vice President

                                   SCHEDULE I

Underwriting Agreement dated September 28, 2006

Registration Statement No. 333-100641

Representatives and addresses:              Merrill Lynch, Pierce, Fenner & Smith
                                               Incorporated
                                            4 World Financial Center
                                            New York, NY 10080

                                            Citigroup Global Markets Inc.
                                            388 Greenwich Street
                                            New York, NY 10013

                                            J.P. Morgan Securities Inc.
                                            270 Park Avenue
                                            New York, NY 10017


Title of Securities:                        6.125% Notes Due 2016

Principal Amount of Securities:             $1,000,000,000

Title of Indenture:                         Indenture dated as of February 12, 2001 between Masco Corporation and
                                            J.P. Morgan Trust Company, National Association as successor in interest to Bank One Trust Company, as Trustee

Trustee:                                    J.P. Morgan Trust Company, National Association (effective October 1,
                                            2006, The Bank of New York Trust Company, N.A., will become successor in interest to J.P. Morgan Trust Company, National Association)

Maturity:                                   October 3, 2016

Redemption Provisions:                      The Securities will be subject to make-whole redemption as set forth in the supplement dated September 28, 2006 to the preliminary prospectus supplement dated September 28, 2006 relating to the Securities.

Interest Rate:                              6.125%

Interest Payment Dates:                     April 3 and October 3 of each year, commencing April 3, 2007

Change of Control Put:                      The Securities will be subject to a change of control repurchase event as set forth in the supplement dated September 28, 2006 to the preliminary prospectus supplement dated September 28, 2006 relating to the Securities.

Other principal terms, if any:              The Securities will be subject to defeasance and covenant defeasance as provided in the Indenture

Purchase Price:                             98.841% of the principal amount of the Securities, plus accrued interest, if any, on the Securities from October 3, 2006

The Underwriters' Securities are to be offered to the public at the Public Offering Price specified below, and to dealers at prices which represent concessions not in excess of the Dealer Concession set forth below, and any Underwriter may allow and such dealers may reallow concessions not in excess of the Reallowance Concession set forth below.

Public Offering Price:                      99.491% of the principal amount of the Securities, plus accrued interest, if any, on the Securities from October 3, 2006

Dealer Concession:                          0.28% of the principal amount of the Securities

Reallowance Concession:                     0.28% of the principal amount of the Securities

Closing:                                    Davis Polk & Wardwell, 450 Lexington Ave, New York, New York, 10017,
                                            at 10:00 AM, Eastern time, on October 3, 2006

      The foregoing terms set forth on this Schedule I are hereby confirmed.

                                MASCO CORPORATION



                                By:   /s/ Richard A. Manoogian
                                      -------------------------------------
                                      Name: Richard A. Manoogian
                                      Title:  Chairman of the Board and
                                                      Chief Executive Officer

The foregoing terms set forth on this Schedule I are hereby confirmed.

Acting on behalf of themselves and the several Underwriters named in Schedule II hereto.

MERRILL LYNCH, PIERCE, FENNER & SMITH
                  INCORPORATED

By:/s/ David Portugal
   --------------------------------------------
      Name:  David Portugal
      Title:    Vice President


CITIGROUP GLOBAL MARKETS INC.

By:/s/ Jack D. McSpadden, Jr.
   --------------------------------------------
      Name:  Jack D. McSpadden, Jr.
      Title:    Managing Director


J.P. MORGAN SECURITIES INC.

By:/s/ Maria Sramek
   ----------------------------------------
      Name: Maria Sramek
      Title:   Vice President

                                   SCHEDULE II

                                                                                          PRINCIPAL
                     UNDERWRITER                                                           AMOUNT
                     -----------                                                           ------
Merrill Lynch, Pierce, Fenner & Smith
                Incorporated.....................................................           $320,000,000
Citigroup Global Markets Inc. ...................................................           $300,000,000
J.P. Morgan Securities Inc. .....................................................           $300,000,000
Banc of America Securities LLC...................................................            $10,000,000
BNP Paribas Securities Corp. ....................................................            $10,000,000
Comerica Securities, Inc. .......................................................            $10,000,000
Daiwa Securities America Inc. ...................................................            $10,000,000
KeyBanc Capital Markets,
         a division of McDonald Investments, Inc. ...............................            $10,000,000
Lazard Capital Markets LLC.......................................................            $10,000,000
RBC Capital Markets Corporation .................................................            $10,000,000
Sun Trust Capital Markets, Inc. .................................................            $10,000,000
                                                                                          --------------
         Total...................................................................         $1,000,000,000
                                                                                          ==============

                                  SCHEDULE III

Not applicable.

                                   SCHEDULE IV

                                   Term Sheet

                                                      Filed Pursuant to Rule 433
                                                     Registration No. 333-100641

                                                                      Term Sheet
                                                              September 28, 2006

                                MASCO CORPORATION
                      $1,000,000,000 6.125% NOTES DUE 2016

ISSUER:                                  Masco Corporation
TITLE OF SECURITIES:                     6.125% Notes due 2016
RATINGS:                                 Baa1 by Moody's Investors Service, Inc and BBB+
                                         by Standard & Poor's Rating Services
TRADE DATE:                              September 28, 2006
SETTLEMENT DATE (T+3):                   October 3, 2006
MATURITY DATE:                           October 3, 2016
AGGREGATE PRINCIPAL AMOUNT OFFERED:      $1,000,000,000
PRICE TO PUBLIC (ISSUE PRICE):           99.491%
BENCHMARK:                               UST 4.875% due August 15, 2016
BENCHMARK TREASURY YIELD:                4.614%
SPREAD TO TREASURY:                      158 basis points
INTEREST RATE:                           6.125% per annum
INTEREST PAYMENT DATES:                  Semi-annually on each April 3 and October 3;
                                         commencing on April 3, 2007
DENOMINATIONS:                           $1,000 by $1,000
OPTIONAL REDEMPTION:                     Make-whole call at any time at the greater of
                                         100% of the principal amount of the notes being
                                         redeemed or discounted present value at the
                                         treasury rate plus 25 basis points
JOINT BOOKRUNNERS:                       Merrill Lynch, Pierce, Fenner & Smith
                                         Incorporated, Citigroup Global Markets Inc. and
                                         J.P. Morgan Securities Inc.
CO-MANAGERS:                             Banc of America Securities LLC, BNP Paribas
                                         Securities Corp., Comerica Securities, Inc.,
                                         Daiwa Securities America Inc., KeyBanc Capital
                                         Markets, a division of McDonald Investments,
                                         Inc., Lazard Capital Markets LLC, RBC Capital
                                         Markets Corporation and SunTrust Capital
                                         Markets, Inc.
CUSIP:                                   574599BD7

THE ISSUER HAS FILED A REGISTRATION STATEMENT (INCLUDING A PROSPECTUS) WITH THE SEC FOR THE OFFERING TO WHICH THIS COMMUNICATION RELATES. BEFORE YOU INVEST, YOU SHOULD READ THE PROSPECTUS IN THAT REGISTRATION STATEMENT AND OTHER DOCUMENTS THE ISSUER HAS FILED WITH THE SEC FOR MORE COMPLETE INFORMATION ABOUT THE ISSUER AND THIS OFFERING. YOU MAY GET THESE DOCUMENTS FOR FREE BY VISITING EDGAR ON THE SEC WEB SITE AT WWW.SEC.GOV. ALTERNATIVELY, THE ISSUER, ANY UNDERWRITER OR ANY DEALER PARTICIPATING IN THE OFFERING WILL ARRANGE TO SEND YOU THE PROSPECTUS IF YOU REQUEST IT BY CALLING MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED TOLL-FREE AT 1-866-500-5408, CITIGROUP GLOBAL MARKETS INC. TOLL-FREE AT 1-877-858-5407 OR J.P. MORGAN SECURITIES INC. AT 1-212-834-4533.

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR BELOW ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.